EXHIBIT 99

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FICO SCORE        Note Cells in red font are calculations

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FICO              Total Balance                  LTV      Adjusted Balance[1]         WA Combined   WA DTI       WA FICO  % SFD/ PUD
                     Amount              %[2]                  Amount          %[2]       LTV
-----------------------------------------------------------------------------------------------------------------------------------
FICO NA                                    0%  > 65.0                            0%
0 - 499.99                163,673          0%  > 65.0           163,673          0%      80.00       48.63         499      100.00
500 - 549.99          243,567,848         22%  > 70.0       181,979,553         17%      75.82       40.46         527       83.80
550 - 574.99          130,762,823         12%  > 70.0       102,684,796          9%      77.53       40.25         562       77.40
575 - 599.99          141,862,412         13%  > 70.0       116,279,522         11%      79.37       39.40         587       82.00
600 - 619.99          122,387,978         11%  > 70.0       102,533,026          9%      79.79       39.12         610       78.20
620 - 649.99          195,888,997         18%  > 80.0        98,017,503          9%      80.79       39.68         634       78.20
650 - 679.99          114,215,056         11%  > 80.0        54,485,848          5%      80.64       39.59         662       73.20
680 - 699.99           45,773,755          4%  > 85.0        16,962,226          2%      81.51       39.29         689       71.70
700 - 749.99           66,244,501          6%  > 85.0        24,240,981          2%      83.16       39.45         720       71.50
750 - 799.99           20,839,727          2%  > 85.0         7,440,293          1%      79.44       37.35         767       65.60
800 +                     976,769          0%  > 85.0           271,672          0%      77.30       40.61         808       27.80
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TOTAL               1,082,683,538        100%               705,059,093         65%      79.11       39.74         605       78.40
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   FICO: Average              605                    Min:      499             Max:    811

FICO SCORE       COLLATERAL CUTS FOR SUBPRIME POOL

------------------------------------------------------
FICO                %           %            %
                Owner Occ.  Full Doc   Cashout Refi
------------------------------------------------------
FICO NA          100.00      100.00      100.00
0 - 499.99        97.20       71.60       76.80
500 - 549.99      96.50       68.20       70.40
550 - 574.99      94.60       62.40       69.50
575 - 599.99      94.40       54.80       63.10
600 - 619.99      93.50       52.30       61.70
620 - 649.99      91.80       49.30       57.70
650 - 679.99      87.30       47.40       58.00
680 - 699.99      89.70       35.30       40.60
700 - 749.99      81.20       53.40       31.40
750 - 799.99      93.40       68.10        0.00
800 +             94.00       58.60       64.80
------------------------------------------------------

DEBT TO INCOME (DTI) RATIO

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DTI               Total Balance                 FICO     Adjusted Balance[1]         WA Combined   WA DTI       WA FICO  % SFD/ PUD
                     Amount              %[2]                  Amount          %[2]       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 20                  34,963,109          3%  < 550          6,738,478          1%      73.96       16.09         613       80.90
20.001 - 25.00         51,475,275          5%  < 550          9,850,223          1%      77.07       22.81         608       81.10
25.001 - 30.00         78,646,437          7%  < 575         28,119,731          3%      76.75       27.62         602       81.60
30.001 - 35.00        130,791,124         12%  < 575         45,584,914          4%      78.23       32.66         604       77.00
35.001 - 40.00        183,223,852         17%  < 600         86,055,915          8%      78.99       37.62         608       79.10
40.001 - 45.00        258,097,354         24%  < 625        138,348,176         13%      81.54       42.78         616       79.00
45.001 - 50.00        272,595,844         25%  < 650        215,799,594         20%      79.92       47.87         603       75.70
50.001 - 55.00         64,355,932          6%  < 675         61,181,571          6%      76.70       52.50         572       79.20
55+                     8,534,611          1%  < 700          8,436,544          1%      69.07       56.76         567       85.80
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TOTAL               1,082,683,538        100%               600,115,146         55%      79.11       39.74         605       78.40
-----------------------------------------------------------------------------------------------------------------------------------
    DTI: Average            39.74                    Min:     1.24             Max:   66.97

------------------------------------------------------
DTI                 %            %            %
                Owner Occ.   Full Doc   Cashout Refi
------------------------------------------------------
<= 20              83.80       54.00       68.60
20.001 - 25.00     88.70       55.60       70.30
25.001 - 30.00     92.50       58.80       67.40
30.001 - 35.00     93.30       57.20       67.30
35.001 - 40.00     93.90       51.40       65.00
40.001 - 45.00     95.00       54.70       56.40
45.001 - 50.00     95.50       62.30       66.20
50.001 - 55.00     96.80       82.30       76.60
55+                97.70       96.00       73.10
------------------------------------------------------
TOTAL              94.00       58.60       64.80
-----------------------------------------------------

LOAN TO VALUE (LTV) RATIO

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LTV               Total Balance                  LTV      Adjusted Balance[1]         WA Combined   WA DTI       WA FICO  % SFD/ PUD
                     Amount              %[2]                  Amount          %[2]       LTV
-----------------------------------------------------------------------------------------------------------------------------------
<60.00                 70,841,818          7%  > 50        6,349,362.00          1%      50.87       36.65         595       79.30
60.01 - 70.00         125,997,331         12%  > 50       16,173,887.83          1%      66.59       39.43         588       77.90
70.01 - 80.00         411,763,231         38%  > 50       24,986,545.78          2%      77.95       39.54         599       77.20
80.01 - 85.00         230,534,467         21%  > 50       18,023,846.04          2%      84.58       40.65         596       79.90
85.01 - 90.00         206,566,554         19%  > 50        7,319,388.32          1%      89.71       40.26         633       79.10
90.01 - 95.00          31,959,500          3%  > 50           37,512.61          0%      94.83       39.97         660       76.80
95.01 - 100.00          5,020,637          0%  > 50                              0%      99.90       42.79         649       77.80
100+                                       0%  > 50                              0%
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TOTAL               1,082,683,538        100%             72,890,542.58          7%      79.11       39.74         605       78.40
-----------------------------------------------------------------------------------------------------------------------------------
    LTV: Average            79.11        Min:    9.02              Max:   100.00

---------------------------------------------------------
DTI                     %          %            %
                    Owner Occ.   Full Doc  Cashout Refi
---------------------------------------------------------
<60.00                90.50       58.20       82.10
60.01 - 70.00         92.00       57.30       78.50
70.01 - 80.00         92.70       57.30       67.30
80.01 - 85.00         93.70       58.50       63.50
85.01 - 90.00         98.40       57.80       51.20
90.01 - 95.00        100.00       81.50       45.20
95.01 - 100.00       100.00      100.00       21.60
100+                  94.00       58.60       64.80
---------------------------------------------------------

--------------------------------------------------------------------------------
[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2] Percent of the Aggregate Principal Balance - calculated automatically. PRINCIPAL BALANCE

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Scheduled Principal                                 WA FICO     WA Combined  WA DTI        %           %           %           %
Balance                   Total Balance                            LTV                 SFD/ PUD    Owner Occ  Cashout Ref   Full Doc
                 -----------------------------
                           Amount        %[2]
-----------------------------------------------------------------------------------------------------------------------------------
0 - $50K               20,230,465          2%         592         74.16       34.64      84.90       87.00       63.00       78.60
$51 - $200K           510,134,766         47%         592         78.05       38.82      80.30       92.80       67.50       68.20
$200.1 - $250K        160,981,134         15%         602         79.64       40.67      74.70       95.20       68.40       60.00
$250.1 - $300K        110,199,048         10%         608         79.63       41.34      78.20       94.20       66.60       53.00
$300.1 - $400K        150,442,995         14%         627         81.46       41.08      74.00       95.00       58.10       43.20
$400.1 - $500K         89,586,844          8%         629         80.88       40.50      77.40       96.50       60.20       37.60
$500.1 - $600K         31,663,014          3%         642         79.43       39.75      84.10       98.40       48.00       39.00
$600.1 - $700K          6,327,836          1%         694         81.52       42.06      89.70      100.00       39.90       39.60
$700.1 - $800K          2,261,151          0%         686         65.07       23.26     100.00      100.00       66.90       66.20
$800.1 - $900K            856,286          0%         620         70.00       41.14       0.00      100.00      100.00      100.00
$900.1 - $1000K                            0%
>$1000K                                    0%
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TOTAL               1,082,683,538        100%         605         79.11       39.74      78.40       94.00       64.80       58.60
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PRINCIPAL BALANCE:       AVERAGE:  163,227.00           MIN:  15,984.00       MAX:  856,286.00
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DOCUMENTATION TYPE
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                                                                    WA                     %           %           %
Doc Type               Total Balance                WA FICO    Combined LTV   WA DTI    SFD/PUD    Owner Occ  Cashout Refi
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              634,877,478         59%         595         79.47       40.38      78.90       94.70       66.90
Stated Doc            386,422,817         36%         623         78.18       38.80      76.80       93.50       60.40
Limited Doc            61,383,243          6%         602         81.16       39.05      82.20       90.40       71.80
NINA                                       0%
Other                                      0%
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TOTAL               1,082,683,538        100%         605         79.11       39.74      78.40       94.00       64.80
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PROPERTY TYPE
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                                                                    WA                     %           %           %
Property Type          Total Balance                WA FICO    Combined LTV   WA DTI   Owner Occ  Cashout Refi  Full Doc
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Single Family         848,389,130         78%         602         79.14       39.60      95.60       66.40       59.10
PUD                    99,637,457          9%         605         80.02       40.44      97.70       57.20       60.90
Townhouse                                  0%
2 - 4 Family           77,880,594          7%         633         77.25       40.03      73.90       63.00       45.20
Condo                  49,156,902          5%         619         80.28       40.32      91.80       54.10       65.90
Manufactured            7,619,455          1%         596         75.44       38.93      95.30       75.40       73.00
Other                                      0%
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TOTAL               1,082,683,538        100%         605         79.11       39.74      94.00       64.80       58.60
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PRIMARY MORTGAGE INSURANCE
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Mortgage                                                            WA                     %           %           %      Is MI down
Insurance              Total Balance                WA FICO    Combined LTV   WA DTI   Owner Occ  Cashout Refi  Full Doc  to 60 LTV
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                         0%
Loans >80 LTV w/o MI                       0%
Other                                      0%
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TOTAL                           0          0%
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LOAN PURPOSE
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                                                                       WA                     %           %
Loan Purpose              Total Balance                WA FICO    Combined LTV   WA DTI    SFD/ PUD   Owner Occ.
                  ------------------------------
                              Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                            0%
Refinance - Cashout      701,862,501         65%         596         77.52       39.64      80.30       94.40
Purchase                 219,134,505         20%         641         84.15       40.03      72.50       93.10
Refinance - Rate Term    161,686,532         15%         600         79.20       39.77      78.00       93.70
Other                                         0%
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TOTAL                  1,082,683,538        100%         605         79.11       39.74      78.40       94.00
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FIXED VS. FLOATING COLLATERAL
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                                                                    WA                     %           %           %
Lien Status            Total Balance                WA FICO    Combined LTV   WA DTI    SFD/ PUD   Owner Occ. Cashout Refi
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Fixed                 288,221,599         27%         615         76.08       39.50      78.00       92.20       74.40
Floating                                   0%
A2/6                  738,005,635         68%         596         80.13       39.82      78.50       94.70       61.90
A3/6                   25,519,588          2%         617         80.00       39.04      84.20       89.90       67.50
Other               30,936,717.04          3%         725         82.26       40.59      75.00       98.00       42.70
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TOTAL               1,082,683,538        100%         605         79.11       39.74      78.40       94.00       64.80
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

Lien Status       Index       Margin


-----------------------------------------
Fixed
Floating
A2/6           6MonthLibor     6.50
A3/6           6MonthLibor     6.50
Other          1MonthLibor     3.60
-----------------------------------------
TOTAL                          6.40
-----------------------------------------





LIEN STATUS
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                                                                    WA                     %           %           %
Lien Status            Total Balance                WA FICO    Combined LTV   WA DTI    SFD/ PUD   Owner Occ. Cashout Refi
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
First Lien          1,077,489,246        100%         605         79.01       39.73      78.40       94.00       65.00
Second Lien             5,194,292          0%         648         99.35       42.70      76.60      100.00       24.20
Third Lien                                 0%
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TOTAL               1,082,683,538        100%         605         79.11       39.74      78.40       94.00       64.80
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OCCUPANCY STATUS
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                                                                    WA                     %           %           %
Occupancy Type         Total Balance                WA FICO    Combined LTV   WA DTI    SFD/ PUD   Owner Occ. Cashout Refi
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence   1,017,967,761         94%         604         79.34       39.97      79.60      100.00       65.10
Second Home             3,193,576          0%         655         73.16       35.10      70.30        0.00       69.50
Investment             61,522,202          6%         635         75.57       36.19      57.70        0.00       60.50
Non-owner                                  0%
Other                                      0%
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TOTAL               1,082,683,538        100%         605         79.11       39.74      78.40       94.00       64.80
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PREPAYMENT PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Prepayment                                                                    WA                     %           %           %
Charges Term           Total Balance                          WA FICO   Combined LTV   WA DTI    SFD/ PUD   Owner Occ. Cashout Refi
at Origination ------------------------------
                           Amount        %[2]
----------------------------------------------------------------------------------------------------------------------------------
0 Months              210,216,829         19%       1,381       622         78.78      39.26       75.30       95.10       62.20
6 Months                   89,411          0%           1       525         85.00      34.46      100.00      100.00      100.00
12 Months              69,400,244          6%         321       617         79.27      39.75       76.40       91.40       61.50
24 Months             604,160,968         56%       3,540       595         80.01      40.02       79.30       95.00       63.80
36 Months             198,731,414         18%       1,388       614         76.68      39.40       79.40       91.00       72.00
60 Months                  84,672          0%           2       623         76.60      49.95       42.30      100.00      100.00
TOTAL                                      0%
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TOTAL               1,082,683,538        100%       6,633       605         79.11      39.74       78.40       94.00       64.80
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SECTION 32 LOANS
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Section 32                                                          WA                     %           %           %
Loans                  Total Balance                WA FICO    Combined LTV   WA DTI    SFD/ PUD   Owner Occ. Cashout Refi
               ------------------------------
                           Amount        %[2]
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans                           0%
Total
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GA % AND TOP 5 STATES                         TOP 5 ORIGINATORS                                SERVICERS
---------------------                         -----------------                                ---------

State                        %[2]             Originator                       %[2]            Servicer                       %[2]
---------------------------------             -------------------------------------            ------------------------------------
GEORGIA*                     0.03                    New Century                100            Provident                       100
California                  46.22
Florida                      5.69
Texas                        4.49
Illinois                     4.16
Michigan                     3.77
* No Post 10/1/2002 Georgia Loans
STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e.
breakeven CDR and corresponding cumulative losses.

                                 BREAKEVEN CDR                         CUMULATIVE LOSSES
                           25 CPR      40 CPR      60 CPR        25 CPR      40 CPR     60 CPR
              -------------------------------------------     ----------------------------------
       AA
       A
      BBB
      BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                       Multiple of Default Ramp                        Cumulative Losses
                    25 CPR      40 CPR      60 CPR                 25 CPR      40 CPR     60 CPR
            ---------------------------------------------     ------------------------------------
       AA
       A
      BBB
      BBB